Exhibit 99.1

Webull Corporation, a Leading Digital Investment Platform, to Publicly List Through Business Combination with SK Growth Opportunities Corporation (NASDAQ: SKGR)

•	Webull Corporation is the owner of the popular Webull platform, which provides a full suite of financial products including in-depth data and analytic tools to 20 million registered users globally

•	Comprehensive product offerings with competitive pricing, including zero-commission trading in the United States and low trading commissions in other markets

•	Proposed transaction represents an implied pro forma enterprise value of approximately $7.3 billion for the combined company

ST. PETERSBURG, Florida, February 28, 2024 (PRNewswire) – Webull Corporation (“Webull” or the “Company”), a leading digital investment platform, and SK Growth Opportunities Corporation (NASDAQ: SKGR) (“SK Growth”), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive business combination agreement (the “Business Combination Agreement”). Upon completion of the transaction contemplated by the Business Combination Agreement (the “Proposed Transaction”), the combined company (the “Combined Company”) will retain its name as “Webull Corporation” and its ordinary shares are expected to be listed on NASDAQ under a new ticker symbol.

Webull: Platform of Choice for a New Generation of Investors

Webull is a leading digital investment platform built upon a next-generation, global infrastructure. The Company differentiates from other online investment platforms and legacy investment service providers by offering an intuitive user experience and extensive functionality constructed to help customers build wealth over time.

Webull launched in the United States in 2018 and has since expanded to Asia Pacific, Europe and Latin America. Today, the Webull App has been downloaded more than 40 million times and has 20 million registered users globally.

Webull Investment Highlights

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Leading Digital Trading Platform: Licensed as broker-dealer in 10 major markets and operates in 15 regions globally with approximately $370 billion in equity notional volumes and 430 million options contracts traded through Webull platform in 2023.

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Best-in-Class Product Offerings: Provides professional-grade trading experience, the most advanced market data and charting tools from 42 exchanges, and a sleek and user-friendly interface across mobile, tablet, wearable and desktop devices.

•	Strong Industry Tailwinds: Multiple levers for growth including digital interaction increasing retail participation, accessibility of financial information, and globalization of retail investing.

•	Blue-Chip Institutional Backing: Supported by blue-chip, global shareholders including General Atlantic, Coatue Management, Lightspeed Venture Partners, and J. Rothschild Capital Management.

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Global Vision with Local Execution: Seasoned global management team combining talents from both technology and financial service industries with a proven track record of scaling and executing growth plans in local markets.

Management Commentary

Anquan Wang, Founder and CEO of Webull Corporation

“The business combination with SK Growth marks a significant milestone for Webull. We believe SK Growth’s partnership and experience fully aligns with our long-term vision to make Webull the platform of choice for the new generation of investors globally.”

Anthony Denier, Group President of Webull Corporation

“Webull addresses critical pain points within the retail investing customer landscape, where traditional providers offer restricted mobile functionality and are suited for investors behind a computer. Webull was created to bridge the gap by providing users with both advanced trading capabilities and robust educational resources. We expect this business combination will enable us to further expand our holistic approach to retail investors.”

Richard Chin, CEO and Director of SK Growth Opportunities Corporation

“We are very excited to be joining forces with the Webull team, given their strong track record in the FinTech industry. We are confident that capitalizing on our experience and network globally will bolster Webull’s growth in existing and new markets as a public company.”

Transaction Overview

The Proposed Transaction values the Combined Company at an implied pro forma enterprise value of approximately $7.3 billion, assuming no further redemptions by SK Growth shareholders. The Proposed Transaction does not include a minimum cash condition.

The respective boards of directors of Webull and SK Growth have unanimously approved the Proposed Transaction, which is expected to close in the second half of 2024, subject to regulatory and shareholder approvals and other customary closing conditions, including, among others, a registration statement on Form F-4 (the “Registration Statement”), of which the proxy statement/prospectus forms a part, being declared effective by the U.S. Securities and Exchange Commission (the “SEC”), and the approval by the Nasdaq Stock Market LLC of the listing application of the Combined Company. Webull’s shareholders are expected to maintain 100% of their existing equity holdings in the Combined Company and, assuming gross proceeds of approximately $100 million to Webull in connection with the Proposed Transaction from funds held in the SPAC trust account, are expected to own approximately 98% of the issued and outstanding equity of the Combined Company immediately following the closing of the Proposed Transaction.

Additional information about the Proposed Transaction, including a copy of the Business Combination Agreement and an investor presentation, will be available on a Current Report on Form 8-K to be filed by SK Growth with the SEC and available at www.sec.gov. Webull intends to file the Registration Statement, which will contain a proxy statement and a prospectus, with the SEC in connection with the Proposed Transaction.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, is acting as SK Growth’s exclusive financial advisor and lead capital markets advisor. Kirkland & Ellis LLP is acting as Webull’s U.S. legal counsel, and Wilson Sonsini Goodrich & Rosati, Professional Corporation is acting as SK Growth’s U.S. legal counsel.

About Webull Corporation

Webull is a leading digital investment platform built on next generation global infrastructure. The Webull Group operates in 15 regions globally and is backed by private equity investors located in the United States, Europe and Asia. Webull serves 20 million registered users globally, providing retail investors with 24/7 access to global financial markets. Users can put investment strategies to work by trading global stocks, ETFs, options and fractional shares, through Webull’s trading platform. Learn more at https://www.webullcorp.com/.

About SK Growth

SK Growth Opportunities Corporation is a blank check company formed on December 8, 2021, as a Cayman Island exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. SK Growth partners with experienced teams tackling critical issues through new technologies. SK Growth builds connections between businesses, people and products to drive future prosperity. SK Growth is led by CEO Richard Chin and CFO Derek Jensen. Learn more at https://skgrowthopportunities.com/.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this press release, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of the Company, market size and growth opportunities, competitive position and technological and market trends, estimated implied pro forma enterprise value of the Combined Company, the cash position of the Combined Company following the closing of the Proposed Transaction, SK and the Company’s ability to consummate the Proposed Transaction, and expectations related to the terms and timing of the Proposed Transaction, as applicable, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “predict,” “potential,” “seek,” “future,” “propose,” “continue,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or the negatives of these terms or variations of them or similar terminology although not all forward-looking statements contain such terminology. All forward-looking statements are based upon current estimates and forecasts and reflect the views, assumptions, expectations, and opinions of SK and the Company as of the date of this press release, and are therefore subject to a number of factors, risks and uncertainties, some of which are not currently known to SK or the Company and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Some of these factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against SK, the Company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the amount of redemption requests made by SK public shareholders and the inability to complete the business combination due to the failure to obtain approval of the shareholders of SK, to obtain financing to complete the business combination or to satisfy other conditions to closing and; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) risks associated with changes in applicable laws or regulations and the Company’s international operations; (10) the possibility that the Company or the Combined Company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the Company’s mission, goals and strategies; (13) the Company’s future business development, financial condition and results of operations; (14) expected growth of the global digital trading and investing services industry; (15) expected changes in the Company’s revenues, costs or expenditures; (16) the Company’s expectations regarding demand for and market acceptance of its products and service; (17) the Company’s expectations regarding its relationships with users, customers and third-party business partners; (18) competition in the Company’s industry; (19) relevant government policies and regulations relating to the Company’s industry; (20) general economic and business conditions globally and in jurisdictions where the Company operates; and (21) assumptions underlying or related to any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the risks and uncertainties described in the “Risk Factors” section in the annual report on Form 10-K for year ended December 31, 2022 of SK, and the “Risk Factors” section of the Registration Statement relating to the Proposed Transaction which is expected to be filed with the SEC, and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither SK nor the Company presently know or that SK or the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of these factors, risks and uncertainties, the forward-looking events and circumstances discussed in this press release may not occur, and any estimates, assumptions, expectations, forecasts, views or opinions set forth in this press release should be regarded as preliminary and for illustrative purposes only and accordingly, undue reliance should not be placed upon the forward-looking statements. SK and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Additional Information and Where to Find It

In connection with the Proposed Transaction, the SK and the Company intend to cause the Registration Statement to be filed with the SEC, which will include a proxy statement to be distributed to SK’s shareholders in connection with its solicitation for proxies for the vote by SK’s shareholders in connection with the Proposed Transaction. You are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because, among other things, they will contain updates to the financial, industry and other information herein as well as important information about SK, the Company and the Proposed Transaction. Shareholders of SK will be able to obtain a free copy of the proxy statement when filed, as well as other filings containing information about SK, the Company and the Proposed Transaction, without charge, at the SEC’s website located at www.sec.gov. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

SK Growth, the Company and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from SK Growth’s shareholders in connection with the Proposed Transaction. You can find information about SK Growth’s directors and executive officers and their interest in SK Growth can be found in its Annual Report on Form10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 29, 2023. A list of the names of the directors, executive officers, other members of management and employees of SK Growth and the Company, as well as information regarding their interests in the Proposed Transaction, will be contained in the Registration Statement to be filed with the SEC by the Company. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of SK Growth, the Company or the Combined Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.